PLEDGE AGREEMENT OVER THE ASSETS

OF COLOMBIA CLEAN POWER COLOMBIA S.A.S.

entered into on

January 18, 2013

between

COLOMBIA CLEAN POWER S.A.S.

in its capacity of Pledgor

and

THE LAW OFFICE OF RONALD VANCE & ASSOCIATES, P.C.

in its capacity of Pledgee

PLEDGE AGREEMENT OVER THE ASSETS

OF COLOMBIA CLEAN POWER S.A.S.

Between the undersigned:

(i)	COLOMBIA CLEAN POWER S.A.S., a company organized and existing according to the laws of the Republic of Colombia, domiciled in Bogotá, Colombia, incorporated by private document granted on may 27, 2010, identified with NIT No. 900.362.160-8, represented herein by (i) William Jairo Chavarría Ordóñez, Colombian citizen of legal age, identified with ID. 79121569, acting in his capacity of Legal Representative, and (ii) Liliana Consuelo Rodríguez Venegas, Colombian citizen of legal age, identified with ID. 40040220, acting in his capacity of Legal Representative, as evidenced by certificate of incorporation and representation issued by the Bogotá Chamber of Commerce (Exhibit A) (the “Pledgor”); and

(ii)	THE LAW OFFICE OF RONALD N. VANCE & ASSOCIATES, P.C., a foreign institution, legally incorporated and currently existing in accordance with the laws of the United States of America, without domicile in Colombia and having its address at 1656 Reunion Ave Ste 250, South Jordan, UT 84095, (the “Pledgee” and together with Pledgor hereinafter referred to as the “Parties”) (a copy of the certificate of incumbency and existence of the Pledgee is hereto attached as Exhibit B), entity acting on its own behalf and also on behalf and in benefit of the noteholders (“Noteholders”) (“Noteholders” as such term is defined in the Pledge and Collateral Agency Agreement (as defined below), represented herein by Santiago Gonzalez, of legal age, identified as appears below his signature, in his capacity of Proxy, as evidenced by the power of attorney attached hereto as Exhibit D,), who enter into this pledge agreement (the “Pledge Agreement” or the “Agreement”) over the Assets (as defined below), which will be founded on the provisions of Volume 4, Title 9, Chapter 2 of the Colombian Commercial Code and other related and applicable regulations and by the provisions set forth below, subject to the following considerations:

WHEREAS

(i)	Pledgor is a corporation duly organized and existing in accordance with the laws of the Republic of Colombia, whose corporate purpose includes mining activities in general, prospection, exploration and exploitation of mines;

(ii)	Pledgor is the owner of certain assets used in the ordinary course of business (the “Assets”), which are further described in Exhibit C.

(iii)	Colombia Energy Resources, Inc., (“Colombia”) intends to issue from time to time up to US$500,000 aggregate principal amount of its 15% secured promissory notes due January 18, 2014 (the “Notes”) whose repayment to the Noteholders will be secured with certain guarantees to be granted by the Pledgor;

(iv)	The issuing of the Notes will be made pursuant to the terms and conditions contained in the subscription agreement (“Subscription Agreement”);

(v)	The Noteholders, as the primary purchasers of the Notes, have required, in order to secure the payment in full of principal and interest due on the Notes, that Colombia and Colombia CPF LLC., enter into a Pledge and Collateral Agency Agreement (“Pledge and Collateral Agreement”);

(vi)	Pursuant to the Subscription Agreement and the Pledge and Collateral Agreement, Pledgor hereby constitutes in favor of Pledgee, and for benefit of the Noteholders, a first ranking lien, charge and security interest over the Assets;

FIRST CLAUSE

Interpretation

Words in capitals that are not expressly defined in this Pledge Agreement shall have the meanings attributed to them in the Subscription Agreement and the Pledge and Collateral Agreement.

SECOND CLAUSE

Pledge

2.1      By means of this Pledge Agreement and pursuant to the terms of the Commercial Code, Pledgor grants in favor of the Pledgee, acting in benefit of the Noteholders, a commercial pledge (the “Pledge”) over the Assets, whether now or hereafter existing or acquired and wherever located.

2.2      This Pledge guarantees the due and punctual payment and performance of any and all of the present and future Obligations of Colombia under the Subscription Agreement. As used herein, the term "Obligations" shall mean without duplication, all present and future indebtedness, liabilities and obligations of any kind whatsoever, in connection with or relating to the Subscription Agreement and the Pledge and Collateral Agreement.

2.3      The Pledge Agreement guarantees the performance of all the Obligations arising from the documents that modify or extend the Subscription Agreement, including, without being limited thereto, the modifications or addenda to the terms for the execution, prepayment, interest, commissions or any other condition for the payment of the Notes.

2.4      Subject to the provisions of the following Article 3, the rights granted in pledge by Pledgor to the Pledgee in benefit of the Noteholders, over the Assets in the terms of this Pledge Agreement include, without limitation, all the rights deriving from the position of legal and beneficial proprietor of the Assets.

2.5     In the event, during the term of the Pledge, that Pledgor makes modifications, addenda, repairs, replenishments or replacements to the Assets or introduces additives or new implements, it shall be understood that these or the documents, instruments, artifacts, parts, pieces or elements of modification or repair belonging to Pledgor form part of the security as accessories, even though they are not listed in this Pledge Agreement and its subsequent modifications or updates.

Furthermore, the Pledge shall extend to all those documents, instruments, parts, pieces or elements that are installed or adhered to the Assets and that do not belong to Pledgor, provided that according to the rules of accession contained in Colombian law this is necessary to keep the goods subject to this Pledge in good working order, in which case Pledgor expressly undertakes to acquire the ownership of such parts, pieces or spare parts.

2.6     In regard to Article 1209 of the Commercial Code:

(a)	All of the Assets subject to this Pledge are in possession of Pledgor and are located in the municipality of Socotá, Boyacá, Colombia, which undertakes to keep them in the aforementioned place, without prejudice to the fact that in the case of transfer, the Pledgee be informed in the terms set forth in this Pledge Agreement.

(b)	Pledgor owns and possesses the Assets described in Exhibit C.

2.7     Notwithstanding anything to the contrary herein, for purposes of the provisions of this Agreement that require or permit Pledgee to take action using its judgment, Pledgee shall seek and act on the instructions of Noteholders holding a majority of the outstanding Notes; provided that if instructions are sought and not provided to Pledgee within a reasonable amount of time, Pledgee may act in accordance with the terms of this Agreement using its own commercially reasonable judgment.

THIRD CLAUSE

Obligations of Pledgor

This Pledge imposes on Pledgor the obligations contained in the laws and other applicable provisions related to the commercial pledge, particularly those contained in Articles 1212 and 1217 of the Colombian Commercial Code and the following general obligations:

(a)	Register itself this Pledge Agreement and all its modifications or updates in the commercial registry of the Chamber of Commerce within ten (10) business days following its entering into same;

(b)	Deliver to the Pledgee a counterpart of this Pledge Agreement at latest the business day following its registration in the Chamber of Commerce;

(c)	Keep updated all those registrations, authorizations or permits that are material, necessary or related to the Assets;

(d)	Notify the Pledgee of the attachment or seizure of the Assets immediately upon notification by the judge or competent authority of such attachment or seizure;

(e)	Submit to the Pledgee whenever the latter so requires, but no more than twice every calendar year, a report on the location of the Assets;

(f)	Grant, execute, acknowledge, record and/or deliver to Pledgee, whenever the latter may so request, those lists, descriptions and/or indications of the Assets and/or copy of the deposit certificates, receipts with the character of certificates of deposit, bills of lading, ownership titles, vouchers, receipts, attachments, assignments, transfers, ownership endorsements, certificates, reports and other agreements or instruments and take all those additional steps related to the Pledge and other assets or rights covered by this Pledge Agreement, as Pledgee reasonably determines is appropriate or recommendable to conclude, preserve or protect the Pledge;

(g)	Pledgor expressly undertakes (i) not to constitute any lien or encumbrance over the Assets, and (ii) not to divest the Assets, except for: (a) the divestments effected with the prior express and written authorization of the Pledgee; and (b) the divestments made by order of a competent authority. In any event, if an unauthorized divestment is made, the acquiring party shall be bound to respect the Pledge;

(h)	Pledgor will retain the tenure of the Assets, being able to use same as they are normally used, all of the aforesaid with the responsibilities of the remunerated depositary, and undertakes to attend, with normal diligence and care, the custody, conservation and maintenance of such Assets, responding even for ordinary negligence, in such a way that they are in normal working order during the term of the Pledge, except for the normal wear and tear deriving from their appropriate use. Such obligations include those of performing maintenance, the replenishments or replacements and the repairs that the nature of the goods and assets require or their technical requirements, without deteriorating the goods or assets in question; and

(i)	Pledgor agrees that at all times and at its expense it will enter into and deliver any additional documents and instruments, and will take or execute any additional measures or actions that may be reasonably required by the Pledgee for the conclusion and protection of the encumbrance granted by this Pledge.

FOURTH CLAUSE

Exercise of rights over the Assets and breach

4.1     While Pledgor is exercising the owner’s rights of the Assets, it undertakes to exercise them in such a way as to not adversely affect the interests of the Pledgee, the validity, existence, legality, priority or effectiveness of the encumbrance imposed by this Pledge Agreement or the provisions of the Subscription Agreement or in such a way as to cause the occurrence and/or continuation of a event of Default (as defined in the Pledge and Collateral Agreement) and always bearing in mind that:

(a)	The exercise of its rights shall pursue no purpose that is contrary to the Subscription Agreement and the Pledge and Collateral Agreement;

(b)	The exercise or non-exercise of a right shall not harm the interests of the Pledgee under the Subscription Agreement and the Pledge and Collateral Agreement;

4.2     Pledgor represents and warrants that, in accordance with applicable law, it will take no action nor will it authorize that any action be taken that adversely affects the encumbrance established by this Pledge Agreement;

4.3     Any event of Default under the Pledge and Collateral Agreement shall be cause for the execution of this Pledge;

4.4     In the event that Pledgee initiates, in benefit of the Noteholders, jointly or separately, one or several executory procedures against Pledgor for breach of the Obligations, the Parties as of now agree:

(a)	To appoint, within the procedure, as receiver the appropriate person indicated by Pledgee, who shall continue to administer with full faculties the Assets with the assistance of the administrators determined by Pledgee;

(b)	To appoint as expert or experts for the appraisal of the Assets the person or person indicated by the Pledgee.

Pledgor expressly states that it adheres to the appointment of the receiver and expert or experts made by Pledgee, pursuant to subsections (a) and (b) of this Article, in accordance with the 9th Article, subsection d), number 1 of the Colombian Code of Civil Procedure.

4.5     Should an event of Default occur, the Parties acknowledge that the Pledgee, in benefit of the Noteholders, may issue the instructions it deems pertinent to the receiver referred to in Article 4.4(a) above for the purposes of ordering the manner in which the Assets are to be used.

FIFTH CLAUSE

Extension of the Encumbrance

During the term of the Obligations, Pledgor undertakes to promptly enter into any modification or amendment to this Pledge Agreement that may be reasonably required in order to extend the Pledge granted over the Assets subsequently acquired.

SIXTH CLAUSE

Open pledge

Solely for the effects of Article 1219 of the Colombian Commercial Code, the Parties declare that the maximum amount of the Obligations will be up to six hundred and twenty five thousand United States dollars (US$625,000) or its equivalent in Colombian pesos.

SEVENTH CLAUSE

Representations and Warranties

Pledgor represents and warrants to Pledgee that:

(a)	It owns, has material possession and right of usage over all the Assets, as listed described in Exhibit C and that, therefore, they are subject to this Pledge; that each and every one of such goods and rights are free of liens, pending litigation, conditions subsequent, attachments, limitations and divisions of domain;

(b)	All the foreign assets that belong to the Pledgor have been imported in accordance with the applicable law in force at the time of their importation and all the taxes, duties, quotas and tariffs have been paid in accordance with the provisions of the applicable law;

(c)	The ownership right to the Assets is not affected by interim measures and, in general, is free from any situation de facto or de jure that could legally or materially undermine its ownership, enjoyment and material possession by Pledgor. Pledgor undertakes to warrant ownership title to the Assets subject to this Pledge, as well as the parts, pieces and elements of same, and warrants that it will respond for its being free of encumbrance the redhibitory defects and any defect in the title to the right of domain and possession of such goods according to law;

(d)	To date there is no promise or commitment by Pledgor that imposes a lien or intends to impose any lien on the Assets or the goods comprised therein. While this Pledge Agreement is in force, Pledgor shall not promise nor commit to encumbering the Assets comprised therein;

(e)	All the Assets are to be found in the Socatá Municipality, Boyacá, Colombia;

(f)	It has the authority and capacity to encumber the Assets as provided herein; has obtained all the authorizations of its corporate bodies required to enter into this Pledge Agreement and perform all the acts that are within its power to prevent any encumbrance, act or contract that may affect its title to the Assets or to the rights assigned to the Pledgee under this Pledge Agreement;

(g)	It has obtained all the legal and statutory legalizations to bind itself in accordance with this Pledge Agreement, including, without limitation, any authorization required to guarantee the obligations of third parties.

EIGHTH CLAUSE

Conclusion

8.1     The Pledge granted by this Pledge Agreement will be concluded through its registration with the Chamber of Commerce. Pledgor shall provide Pledgee with evidence, to the latter’s satisfaction, that the Pledge has been duly registered according to applicable law.

8.2     Pledgor shall take all appropriate steps to promptly enter into all the documents and take all other actions required by Pledgee, in benefit of the Noteholders, to conclude and protect the security hereby granted or the priority of same.

NINTH CLAUSE

Term

9.1     For the effects of Article 1219 of the Colombian Commercial Code, the Parties declare that this Pledge shall remain in force until the expiry of the term of ten (10) years counted as of the signing of this Pledge Agreement, or until all the Obligations have been totally paid, whichever occurs first. The Pledge may not be lifted for partial or incomplete payments.

9.2     The Pledgee, in benefit of the Noteholders, shall notify Pledgor regarding the termination of this Pledge Agreement and will lift the Pledge over the Assets only if the Obligations have been totally paid and to the satisfaction of Pledgee.

9.3     The Parties agree that this Pledge Agreement will remain in force even if promissory notes documenting the Obligations are for any reason issued.

TENTH CLAUSE

Notices

The communications to be made pursuant to this Property Pledge Agreement shall be sent to the addresses indicated below:

To Pledgor:

Address:	Calle 90 No. 19-41 Oficina 901 Edificio Quántum Bogotá D.C.
Telephone:	57-1- 7432090
Contact:	William Jairo Chavarría Ordóñez / Liliana Consuelo Rodríguez Venegas
Email:	lrodriguez@colombiacleanpower.com

To Pledgee:

Address:	1656 Reunion Avenue, Suite 250, South Jordan, UT 84095
Telephone:	(801) 446-8802
Fax:	(801) 446-8803
Contact:	Ronald N. Vance, Esq.
Email:	ron@vancelaw.us

ELEVENTH CLAUSE

No Disbursement

As at the date of entering into this Pledge Agreement no disbursement has been made under the Subscription Agreement.

In witness whereof, this Pledge Agreement is entered into on January 18, 2013.

The PLEDGOR	The PLEDGEE

/s/William Jairo Chavarría Ordóñez	/s/ Santiago Gonzalez
By: Colombia Clean Energy SAS	By: The Law Office of Ronald N. Vance & Associates, P.C.
Name: William Jairo Chavarría Ordóñez	Name: Santiago Gonzalez
Identification: 79121569	Id: Citizenship ID No. 80.195.103
Title: Legal Representative	Title: Proxy

/s/ Liliana Consuelo Rodríguez Venegas
By: Colombia Clean Energy SAS
Liliana Consuelo Rodríguez Venegas
Identification: 40040220
Title: Legal Representative

EXHIBIT A

Certificate of the Chamber of Commerce of Colombia Clean Power SAS

EXHIBIT B

Certificate of Incumbency and Existence of

The Law Office of Ronald N. Vance & Associates, P.C.

EXHIBIT C

Assets

Asset	Quanrtity	Descrirption	Location	Current value Cop$	Owner	Insurance
Camps		Containers used for rooms, offices, kitchen, dining room and toilets.	Socotá - Boyacá	375.982.722	Colombia Clean Power S.A.S.

Electric Plant – Generator		Caterpillar INC de 250 KVA, 90 KVA.	Socotá – Boyacá	71.129.194	Colombia Clean Power S.A.S.

Sub-station		125 KVA	Socotá – Boyacá	88.004.127	Colombia Clean Power S.A.S.

Compressors		Compresor Mobilair, modelo M100. Compresor Mobilair, modelo M50	Socotá – Boyacá	99.468.436	Colombia Clean Power S.A.S.

Winch (Malacate)		Malacate electrico de 50 HP	Socotá – Boyacá	30.567.586	Colombia Clean Power S.A.S.

Pumps		Sumergibles de 15 HP	Socotá – Boyacá	24.306.071	Colombia Clean Power S.A.S.

Fans		Axiales de 3HP	Socotá - Boyacá	67.713.549	Colombia Clean Power S.A.S.

Truck Toyota Estacas		Plates TGV 522 MODEL 2012	Socotá – Boyacá	93.307.000	Colombia Clean Power S.A.S.

Bachoe Loader		CATERPILLAR 420 E	Socotá – Boyacá	186.951.395	Colombia Clean Power S.A.S.

Truck Mazda BT 150		Plates RGU 696 MODEL 2011	Socotá - Boyacá	66.700.000	Colombia Clean Power S.A.S.

EXHIBIT D

Power of Attorney